UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 3, 1996


                     BT OFFICE PRODUCTS INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                    1-13858                 13-3245865
----------------------------   ------------------------  --------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
  of incorporation)                                       Identification No.)



           2150 E. Lake Cook Road, Buffalo Grove, Illinois 60089-1877
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (847) 793-7500


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         The  undersigned  Registrant  hereby amends the following  items of its
Current Report on Form 8-K dated October 17, 1996 as set forth herein:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a) and (b)    Financial Statements of Businesses Acquired and Pro Forma
               Financial Information

         Subsequent to the Registrant's filing of the Form 8-K dated October 17, 1996 to report the October 3, 1996 acquisition of bax Burosysteme Vertriebsgesellschaft mbH ("Bax") in Germany, the Securities and Exchange Commission adopted revisions to its rules concerning requirements for filing financial statements of significant businesses that have been acquired and pro forma financial information showing the effects of such acquisitions under the Securities Act of 1933 and the Securities Exchange Act of 1934. As a result of such revisions, the Registrant is no longer required to provide such financial statements and pro forma financial information for the Bax acquisition as previously indicated by Item 7 of the Registrant's Form 8-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     BT OFFICE PRODUCTS INTERNATIONAL, INC.


                              /S/ John J. McKiernan
                    By:  _____________________________________
                                  John J. McKiernan
                                     Vice President-Finance and Administration,
                                     Chief Financial Officer and Secretary


DATE:  December 9, 1996

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